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                                                                    EXHIBIT 99.2

                      CERTIFICATE OF OWNERSHIP AND MERGER

                                    MERGING

                             THE PRESLEY COMPANIES
                             A DELAWARE CORPORATION

                                 WITH AND INTO

                            PRESLEY MERGER SUB, INC.
                             A DELAWARE CORPORATION

     The Presley Companies, a corporation organized and existing under the laws of the State of Delaware, does hereby certify that:

     FIRST: The Presley Companies was incorporated on August 7, 1991, pursuant to the General Corporation Law of the State of Delaware (the "DGCL"), the provisions of which permit the merger of a parent corporation organized and existing under the laws of said State with and into a subsidiary corporation organized and existing under the laws of said State.

     SECOND: The Presley Companies owns one hundred percent (100%) of the outstanding shares of the common stock, $.01 par value per share, of Presley Merger Sub, Inc., a corporation incorporated on July 15, 1999, pursuant to the DGCL, and having no class of stock issued and outstanding other than said common stock.

     THIRD: The Board of Directors of The Presley Companies pursuant to a unanimous written consent dated July 15, 1999 in lieu of a meeting, determined to merge The Presley Companies with and into Presley Merger Sub, Inc., and did adopt the following resolutions:

     WHEREAS, The Presley Companies (the "Corporation") is the legal and beneficial owner of one hundred percent (100%) of the outstanding shares of common stock, $.01 par value per share ("New Presley Common Stock"), of Presley Merger Sub, Inc., a Delaware corporation ("New Presley");

     WHEREAS, the New Presley Common Stock is the only issued and outstanding class of stock of New Presley;

     WHEREAS, this Corporation desires to merge itself with and into New Presley pursuant to the provisions of Section 253 of the General Corporation Law of the State of Delaware (the "DGCL"); and

     WHEREAS, the Board of Directors of this Corporation deems it advisable and in the best interests of this Corporation to merge with and into New Presley, with New Presley as the surviving corporation.

     NOW, THEREFORE, BE IT RESOLVED, that effective upon the approval of the stockholders and the filing of an appropriate Certificate of Ownership and Merger (the "Certificate of Ownership") embodying these resolutions with the Secretary of State of Delaware, this Corporation shall merge itself with and into New Presley, with New Presley being the surviving corporation, which will assume all of the obligations of this Corporation;

     RESOLVED FURTHER, that this Corporation be merged with and into New Presley and that the merger be, and it hereby is, approved and authorized;

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     RESOLVED FURTHER, that the terms and conditions of the merger are as follows:

                                   ARTICLE 1:

                                   THE MERGER

     1.1. The Merger; Effect of Merger. At the Effective Time (as defined in
Section 1.2 below), this Corporation shall be merged with and into New Presley pursuant to Section 253 of the DGCL and the separate existence of this Corporation shall cease. New Presley, as the surviving corporation, shall succeed, insofar as permitted by law, to all rights, assets, liabilities and obligations of this Corporation in accordance with the DGCL.

     1.2. Effective Time. The Effective Time shall be the time at which a duly executed copy of the Certificate of Ownership with respect to the merger is filed in the office of the Secretary of State of Delaware in accordance with the provisions of the DGCL.

     1.3. New Presley Certificate of Incorporation. The certificate of incorporation of New Presley, as in effect immediately prior to the Effective Time, shall be and remain the certificate of incorporation of New Presley, as the surviving corporation, following the Effective Time until it shall be amended as provided by law, except that at the Effective Time, the name of New Presley shall be changed to The Presley Companies.

     1.4. Bylaws. The bylaws of New Presley, as in effect immediately prior to the Effective Time, shall be and remain the bylaws of New Presley, as the surviving corporation, following the Effective Time until the same shall be altered, amended or repealed.

     1.5. New Presley's Directors and Officers. The directors and officers, respectively, of New Presley immediately prior to the Effective Time shall continue as the directors and officers, respectively, of New Presley following the Effective Time, to hold office until their successors have been duly elected and qualified in accordance with the certificate of incorporation and bylaws of New Presley as the surviving corporation.

                                   ARTICLE 2:

                              CONVERSION OF SHARES

     2.1. New Presley Common Stock. At the Effective Time, automatically by virtue of the merger and without any further action by any of the parties hereto or any other person, each five (5) shares of this Corporation's Common Stock issued and outstanding or held in the treasury of this Corporation immediately prior to the Effective Time shall be converted into the right to receive one (1) share of New Presley Common Stock upon compliance with the procedures specified in Article 3 below; provided, however, no fractional interests shall be issued by New Presley, and this Corporation shall arrange for the disposition of such fractional interests by those stockholders otherwise entitled thereto, with cash paid in lieu of fractional interests by an agent to be appointed by this Corporation. No shares of this Corporation's Common Stock shall be issued or outstanding after the Effective Time.

     2.2. New Presley Common Stock. At the Effective Time, automatically by virtue of the merger and without any further action by any of the parties hereto or any other person, each share of New Presley Common Stock issued and outstanding and held by this Corporation immediately prior to the Effective Time shall be cancelled and cease to be issued or outstanding without any payment being made in respect thereto.

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     2.3. Stock Option Plans. At the Effective Time, New Presley shall assume and continue this Corporation's 1991 Stock Option Plan (the "Stock Option Plan"), be substituted as the "Company" under the terms and provisions of the Stock Option Plan and assume all rights and obligations of this Corporation under the Stock Option Plan as theretofore in effect and all stock options outstanding thereunder (the "Outstanding Options"). The Stock Option Plan and the Outstanding Options shall, pursuant to their terms, thereafter apply to shares of New Presley Common Stock in the same manner as they theretofore applied to shares of this Corporation's Common Stock, subject to adjustment for the conversion of the shares of the Corporation's Common Stock in the merger. Prior to the Effective Time, this Corporation shall take such action with respect to the Stock Option Plan as is appropriate to facilitate performance of the foregoing provisions of this Section 2.3.

                                   ARTICLE 3:

                         EXCHANGE OF STOCK CERTIFICATES

     3.1. Appointment of Exchange Agent. At or prior to the Effective Time, New Presley shall appoint a bank or trust company selected by New Presley as exchange agent ("Exchange Agent") for the purpose of facilitating the exchange of certificates representing shares of this Corporation's Common Stock ("Old Certificates") for certificates representing shares of New Presley Common Stock ("New Presley Certificates") and to act as agent to arrange for the disposition of fractional interests by those entitled thereto, and distribute such cash in lieu of fractional interests.

     3.2. Exchange of Certificates. As soon as practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of Old Certificates a form letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Old Certificates shall pass, only upon delivery of the Old Certificates to the Exchange Agent) and instructions for use in effecting the surrender of the Old Certificates in exchange for New Presley Certificates. Upon proper surrender of an Old Certificate for exchange and cancellation to the Exchange Agent, together with such properly completed letter of transmittal, duly executed, the holder of such Old Certificate shall be entitled to receive in exchange therefor a New Presley Certificate representing one (1) share of New Presley Common Stock for every five (5) shares represented by the surrendered Old Certificate, with cash paid in lieu of fractional interests by the Exchange Agent upon the disposition of those fractional interests.

     3.3. Restriction on Payment of Dividends and Distributions. No dividends or other distributions declared after the Effective Time with respect to New Presley Common Stock shall be paid to the holder of any unsurrendered Old Certificate until the holder thereof shall surrender such Old Certificate in accordance with Section 3.2. After the surrender of an Old Certificate in accordance with Section 3.2, the record holder thereof shall be entitled to receive any such dividends or other distributions, without any interest thereon, which theretofore had become payable with respect to shares of New Presley Common Stock represented by such Old Certificate. Notwithstanding the foregoing, to the fullest extent permitted by law, none of New Presley, this Corporation, the Exchange Agent or any other person shall be liable to any former holder of shares of this Corporation's Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

     3.4. Issuance of New Presley Certificate in a Different Name. If any New Presley Certificate is to be issued in a name other than that in which the Old Certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the Old Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person

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requesting such exchange shall pay to the Exchange Agent in advance any transfer or other taxes required by reason of the issuance of a New Presley Certificate in any name other than that of the registered holder of the Old Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

     3.5. No Transfers of this Corporation's Common Stock after the Effective Time. After the Effective Time, there shall be no transfers on the stock transfer books of this Corporation of the shares of this Corporation's Common Stock which were issued and outstanding immediately prior to the Effective Time. If, after the Effective Time, Old Certificates representing such shares are presented for transfer, no transfer shall be effected on the stock transfer books of New Presley with respect to such shares and no New Presley Certificate shall be issued representing the shares New Presley Common Stock exchangeable for such shares of this Corporation's Common Stock unless and until such Old Certificate is delivered to the Exchange Agent together with properly completed and duly executed copies of all documents required by Section 3.2 (or such other documents as are satisfactory to New Presley and the Exchange Agent in their sole discretion).

     3.6. Lost Old Certificates. In the event any Old Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Old Certificate to be lost, stolen or destroyed and, if required by New Presley, the posting by such person of a bond in such amount as New Presley may determine is reasonably necessary as indemnity against any claim that may be made against it with respect to such Old Certificate, the Exchange Agent will issue, in exchange for such lost, stolen, or destroyed Old Certificate, a New Presley Certificate representing the shares of New Presley Common Stock deliverable in respect of such Old Certificate.

                                   ARTICLE 4:

                              CONDITIONS TO MERGER

     4.1. Conditions to Merger. The consummation of the merger is subject to the satisfaction, or (to the extent permitted by law) waiver by this Corporation, of the following conditions prior to the Effective Time:

        4.1.1. Consents. Any consents, approvals or authorizations that this Corporation deems necessary or appropriate to be obtained in connection with the consummation of the merger shall have been obtained;

        4.1.2. Stockholder Approval. The Certificate of Ownership shall have been adopted by the holders of this Corporation's Common Stock in accordance with the DGCL;

        4.1.3. Tax Opinion. This Corporation shall have received, in form and substance satisfactory to it, an opinion from its counsel with respect to certain federal income tax effects of the merger;

        4.1.4. Closing of Purchase Agreement. The closing of the purchase and sale of certain assets of William Lyon Homes, Inc. ("WLHI") to this Corporation shall have occurred in accordance with that certain Purchase Agreement and Escrow Instructions, by and among WLHI, this Corporation and Presley Homes, a California Corporation; and

        4.1.5. Closing of Purchase of this Corporation's Common Stock. WLHI shall have purchased shares of this Corporation's Common Stock pursuant to a tender offer on a Tender Offer Statement on Schedule 14D-1 and the Series B Stock Purchase Agreement, between WLHI and certain holders of the Corporation's Series B Common Stock.

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                                   ARTICLE 5:

                      AMENDMENT, DEFERRAL AND TERMINATION

     5.1. Amendment. Subject to Section 251(d) of the DGCL as incorporated by reference in Section 253 of the DGCL, the Board of Directors, may amend, modify or supplement the terms and conditions of the merger prior to the filing of Certificate of Ownership with the Secretary of State of Delaware.

     5.2. Deferral. Consummation of the merger may be deferred by the Board of Directors of this Corporation or any authorized officer of this Corporation for a reasonable period of time following the adoption of the Certificate of Ownership if said Board of Directors or authorized officer determines that such deferral would be advisable and in the best interests of this Corporation and its stockholders.

     5.3. Termination. The merger may be abandoned at any time prior to the filing of the Certificate of Ownership with the Secretary of State of Delaware, whether before or after adoption of the Certificate of Ownership by the stockholders of this Corporation, by action of the Board of Directors of this Corporation, if said Board of Directors determines that the consummation of the merger would not, for any reason, be advisable and in the best interests of this Corporation and its stockholders.

     RESOLVED FURTHER, that this resolution to merge be submitted to the stockholders of this Corporation at a special meeting to be called and held after 20 days' or more notice of the purpose thereof; and

     RESOLVED FURTHER, that the Chief Executive Officer, President or any Vice President of this Corporation be and each hereby is authorized to make and execute the Certificate of Ownership setting forth a copy of these resolutions providing for the merger of this Corporation into New Presley and the date of adoption hereof, and to cause the same to be filed with the Secretary of State and to do all acts and things, whatsoever, whether within or without the State of Delaware, which may be in any way necessary or appropriate to effect said merger.

     FOURTH: That this merger has been approved by the holders of at least a majority of the outstanding shares of stock of this Corporation at a meeting duly called and held after 20 days' notice of the purpose of the meeting mailed to each such stockholder at the stockholder's address as it appears on the records of the Corporation.

     FIFTH: That upon the effective date of the merger, Article I of the Certificate of Incorporation of Presley Merger Sub, Inc. shall be amended to read: "The name of this corporation is The Presley Companies."

     IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed by Wade H. Cable, its authorized officer, this 15th day of July, 1999.

                                          THE PRESLEY COMPANIES
                                          a Delaware corporation

                                          By:       /s/ WADE H. CABLE
                                             -----------------------------------
                                              Name: Wade H. Cable
                                              Title: Chief Executive Officer

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